QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002

Table of Contents

Section I - Overview
	Page		Page

Company Information	2	Selected Operating Ratios	16

Portfolio Snapshot	3	Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries	17

Organizational Chart	4	Debt Maturity Schedule	19

Management Team	5	Unencumbered Properties	20

Section II - Net Asset Valuation		Section IV - Portfolio Information

		Portfolio Overview - By Region and Property Type	21
Net Asset Value	6
		Commercial Properties by Region - Summary	22
Section III - Financial Information
		Commercial Properties by State - Summary	23
Market Capitalization	8
		Commercial Properties - Detail	24
Shareholder Information	9
		Top 10 Tenants	28
Operating Statements - Current Year-to-Date - by Quarter	10
		Anchor Tenant Summary	29
Operating Statements - Current v. Historical	11
		Anchor Tenant Detail	30
Operating Statements - By Segment	12
		Anchor Lease Expirations - 2003 through 2005	34
Net Operating Income - Same Property Performance	13
		Lease Expirations	35
Funds from Operations	14
		Property Demographics	39
Balance Sheets	15
		Properties under Redevelopment	40

		Residential Properties	41

See acadiarealty.com for additional property details and financial information as well as current news

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Company Information

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 87% controlled by Acadia.

Acadia currently owns or has an ownership interest in 35 properties, consisting of 32 neighborhood and community shopping centers and three multi-family properties, all located in the Eastern and Midwestern regions of the United States. Two of the above shopping centers are currently under redevelopment.

Corporate Headquarters	20 Soundview Marketplace Port Washington, NY 11050-2221	Investor Relations	Jon Grisham Vice President (516) 767-8830 ext. 342 jgrisham@acadiarealty.com

New York Stock Exchange	Symbol AKR	Web Site	www.acadiarealty.com

Analyst Coverage	CIBC World Markets Michael Mueller 212-667-8163

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Portfolio Snapshot

Retail Base Rent by State[1]

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Management Team

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Executive Management Team

Ross Dworman	Chairman of the Board	Mr. Dworman assists with long-term strategic planning for the Company. Mr. Dworman was President and Chief Executive Officer of RD Capital, Inc. from 1987 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. From 1984 to 1987, Mr. Dworman was an associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc. Mr. Dworman received his Bachelor of Arts Degree from the University of Pennsylvania.

Kenneth F. Bernstein	Chief Executive Officer and President

Mr. Bernstein is responsible for strategic planning as well as overseeing all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.

Joel Braun	Senior Vice President, Acquisitions	Mr. Braun is responsible for the sourcing and financial analysis of acquisition properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr. Braun holds a Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins University.

Timothy J. Bruce	Senior Vice President, Director of Leasing	Mr. Bruce joined Acadia Realty Trust in December 1998 as Senior Vice President, Director of Leasing. Mr. Bruce has more than 14 years of redevelopment and leasing experience. From April 1996 until joining Acadia Realty in December 1998, Mr. Bruce served as Vice President of the Strip Center Leasing Department at Pennsylvania Real Estate Trust where he was responsible for coordinating all leasing activity for the 4.5 million square foot strip center portfolio. From 1985 to 1996, Mr. Bruce was with Equity Properties and Development, L.P. as Senior Vice President, Real Estate. His responsibilities included the management of the day-to-day activities of the Real Estate, Construction, and Merchant Coordination Departments. Mr. Bruce received a Bachelor of Arts Degree from the University of Illinois at Chicago School of Architecture and a Masters of Management from the J. L. Kellogg Graduate School of Business at Northwestern University.

Joseph Hogan	Senior Vice President, Director of Construction	Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Perry Kamerman	Senior Vice President, Chief Financial Officer	Mr. Kamerman oversees all the financial activities and asset management functions. Previously, he was the Chief Financial Officer of RD Capital, Inc. and its affiliates from 1995 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. From 1984 to 1994, Mr. Kamerman served as the Controller and the Director of Asset Management for the American Continental Properties Group, an international real estate investment and development firm whose assets exceeded $1 billion. Prior to this, he was an audit manager at E&Y Kenneth Leventhal Real Estate Group. Mr. Kamerman is a Certified Public Accountant and received a Bachelor of Science in Accounting from the City University of New York in 1977.

Robert Masters, Esq.	Senior Vice President, General Counsel, Corporate Secretary	Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for API Asset Management for over five years, Senior Vice President Deputy General Counsel for European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New York and a J.D. from New York University Law School. Mr. Masters is also a member of the New York Bar.

Joseph M. Napolitano, CPM	Senior Vice President, Director of Retail Property Management	Mr. Napolitano is responsible for overseeing the retail property management department for Acadia Realty Trust. Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business Administration from Adelphi University, Garden City, NY; and is a Certified Property Manager by the Institute of Property Management (IREM). Mr. Napolitano is also a member of the New York State Association of Realtors (NYSAR) International Council of Shopping Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the Building Owners and Managers Institute (BOMI).

ANNUAL SUPPLEMENTAL DISCLOSURE DECEMBER 31, 2001 [1] Net Asset Value ('NAV') (amounts in thousands, except per share amounts)

				Redevelopments

	Notes	Total	Stabilized	Completed	In Progress	Sold

Number of Properties		57	31	2	2	22

Net Operating income ("NOI") for the year ended December 31, 2001
Wholly-owned properties	[2]	$55,024	$38,595	$878	$1,278	$14,273
Pro-rata share of unconsolidated joint ventures	[2]	2,489	2,489	—	—	—

Total NOI		57,513	41,084	878	1,278	14,273

Less adjustments to NOI:
Redevelopments in progress		(1,278)	—	—	(1,278)	—
Properties sold
– Sold during 2001		(5,222)	—	—	—	(5,222)
– Sold in January 2002	[3]	(562)	—	—	—	(562)
–Currently under contract for sale	[4]	(8,489)	—	—	—	(8,489)
Other adjustments of NOI	[5]	643	(237)	880	—	—

ADJUSTED PUBLIC BASIS NOI	[6]	42,605	40,847	1,758	—	—

Structural reserves	[7]	(1,498)	(1,460)	(38)	—	—
Imputed management fees (4%)		(2,387)	(2,294)	(93)	—	—

PRIVATE BASIS NOI		$38,720	$37,093	$1,627	$—	$—

CAP RATE RANGES USED FOR VALUATION (Excluding redevelopments in progress):	[8]
Private Basis		9.25%	9.50%	9.75%	10.00%	10.25%
Equivalent Public Basis		10.18%	10.45%	10.73%	11.00%	11.28%

Gross market value of real estate (excluding redevelopments in progress)		418,595	407,579	397,128	387,200	377,756
Redevelopment properties	[9]	27,215	27,215	27,215	27,215	27,215
Value of other net assets	[10]	67,794	67,794	67,794	67,794	67,794
Net proceeds (net of debt) from January 2002 sale and anticipated sale of properties under contract	[3,4]	13,150	13,150	13,150	13,150	13,150

GROSS MARKET VALUE OF ASSETS		526,754	515,738	505,287	495,359	485,915
Mortgage debt - Consolidated properties (Exlcuding debt related to assets under contract)	[4]	(218,969)	(218,969)	(218,969)	(218,969)	(218,969)
– Unconsolidated Joint Ventures		(16,725)	(16,725)	(16,725)	(16,725)	(16,725)
Preferred equity and Minority interest in majority owned partnerships		(4,700)	(4,700)	(4,700)	(4,700)	(4,700)

NET MARKET VALUE OF ASSETS (before stock buyback)		286,360	275,344	264,893	254,965	245,521
Cost of stock buyback (including related fees and expenses)		(33,620)	(33,620)	(33,620)	(33,620)	(33,620)

NET MARKET VALUE OF ASSETS (after stock buyback)		252,740	241,724	231,273	221,345	211,901
Outstanding Common Shares and O.P. Units (after stock buyback)		28,386,298	28,386,298	28,386,298	28,386,298	28,386,298

NAV PER COMMON SHARE	[6]	$ 8.90	$ 8.52	$ 8.15	$ 7.80	$ 7.46

See the following page for the notes to this schedule

ANNUAL SUPPLEMENTAL DISCLOSURE DECEMBER 31, 2001 Net Asset Value ('NAV') (amounts in thousands, except per share amounts)

Notes:

1 The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 2001. NAV is computed at the end of each year and will be updated during the year only if a material change in any determinant of NAV occurs. The computation of NAV as discussed herein is based upon the current capitalization rates for real property. These rates are subject to future changes based on market conditions, which may result in a lower or higher NAV. As of June 30, 2002, the capitalization rate range has been shifted downward by a total of 50 basis points to more accurately reflect the rates in effect as of this date.

2 NOI's exclude an aggreagate $774 of straight-line rents (net of write-offs).

3In January of 2002, the Company sold the Union Plaza for a net $4.2 million. There was no mortgage debt associated with this property.

4As of December 31, 2001, the Company had seventeen shopping centers under contract for sale, which were subject to a cross-collateralized, $42,639 securitized loan. Subsequent to year-end, the Company completed this sale. This sale was completed in April 2002.

5Represents adjustments for major anchor tenant movement during 2001.

6NAV excludes any transaction costs associated with any actual sales of the properties, other than those listed as "sold or under contract".

7Structural reserves represent a $0.20 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

8As of June 30, 2002, the capitalization rate range has been shifted downward by a total of 50 basis points (resulting in an increase in NAV) to more accurately reflect the rates in effect as of this date. These rates are subject to future changes.

9Redevelopment properties are valued at their current net book value.

10 Value of other net assets at December 31, 2001 were comprised of the following:

Cash and cash equivalents	$34,138
Cash in escrow	5,246
Rents receivable, net of allowance and unbilled (straight-line) rent of $3,862	3,252
Note Receivable	34,757
Prepaid expenses	2,308
Other Assets (Less Furn. & Fixt. And other intangible)	1,810
Other items, primarily pro-rata share of net working capital from unconsolidated joint ventures	345
Accounts payable and accrued expenses	(5,349)
Distributions payable	(4,119)
Due to related parties	(107)
(4,487)

$67,794

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Total Market Capitalization
	Percent of Total Equity			Percent of Total Market Capitalization

Total Common Shares Outstanding	86.5%	24,800,328	[1]
Common O.P. Units	12.6%	3,623,080

Combined Common Shares and O.P. Units		28,423,408
Market Price at June 30, 2002		$8.15

Equity Capitalization – Common Shares and O.P. Units		231,650,775
Preferred O.P. Units – at cost [2]	0.9%	2,212,000

Total Equity Capitalization	100.0%	233,862,775		52.5%
Debt Capitalization		211,348,001		47.5%

Total Market Capitalization		$445,210,776		100.0%

Weighted Average Outstanding Common Shares and O.P. Units

		Common Shares	O.P. Units	Total

Quarter ended June 30, 2002	–Primary and diluted	24,775,053	3,648,355	28,423,408
Six months ended June 30, 2002	–Primary and diluted	25,571,325	4,011,813	29,583,138
Quarter ended June 30, 2001	–Primary and diluted	28,089,593	6,264,502	34,354,095
Six months ended June 30, 2001	–Primary and diluted	28,090,531	6,532,832	34,623,363

Total Market Capitalization as of June 30, 2002

Notes:

1As of June 30, 2002, the Company had purchased 1,928,432 shares (net of reissuance of 123,173 shares) under its Stock Repurchase Program. Also, during the first quarter of 2002, the Company completed a tender offer for a total of 5,523,974 Common Shares. Of this amount, 1,387,653 Common Shares were the result of the conversion of O.P. units into Common shares on a one-for-one basis.

2 In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit.

3 Fixed-rate debt includes $87.3 million of notional principal fixed through swap transactions and conversely, variable-rate debt excludes this amount.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Shareholder Information

Ten Largest Institutional/Non-Retail Shareholders [1]	Common Shares Held	Percent of Out-standing Common Shares
Shareholder

Yale University [2]	8,421,759	34.0%
Stanford University	2,133,333	8.6%
Harvard Private Capital Realty, Inc.	2,000,000	8.1%
Rothschild Realty Investors II L.L.C.	1,723,267	6.9%
The Vanderbilt University	1,346,647	5.4%
Carnegie Corporation of New York	942,653	3.8%
Yale University Retirement Plan	403,994	1.6%
First Manhattan Capital Management	350,205	1.4%
Barclays Global Investors	216,399	0.9%
State Street Funds Management	180,699	0.7%

Total of Ten Largest Institutional Shareholders	17,718,956	71.4%

Total of all Institutional Shareholders	18,821,540	75.9%

Operating Partnership Unit Information
		Percent of Total O.P. Units

Institutional O.P. Unit Holders	1,880,950	51.9%
Employee/Director O.P. Unit Holders	1,088,641	30.0%
Other O.P. Unit Holders	653,489	18.0%

Total O.P. Units	3,623,080	100.0%

1Based on Schedule 13F filings with the U.S. Securities and Exchange Commission

2The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company’s outstanding Common Shares, will be voted in the same proportion (excluding Yale) as all other shares voted.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Statements of Operations -Including Joint Venture Activity Current Year-to-Date - By Quarter (in thousands)
	Year-to-Date				Current Quarter				Previous Quarter
	6 months ended June 30, 2002				3 months ended June 30, 2002				3 months ended March 31, 2002

	Wholly Owned	JV’s [2]	Discontinued Operations [3]	Total	Wholly Owned	JV’s [2]	Discontinued Operations [3]	Total	Wholly Owned	JV’s	Discontinued Operations [3]	Total

PROPERTY REVENUES
Minimum rents	$24,238	$1,215	$2,982	$28,435	$12,172	$613	$593	$13,378	$12,066	$602	$2,389	$15,057
Percentage rents	444	57	335	836	125	12	114	251	319	45	221	585
Expense reimbursements	5,568	416	632	6,616	2,877	207	165	3,249	2,691	209	467	3,367
Other property income	337	19	182	538	159	9	161	329	178	10	21	209

	30,587	1,707	4,131	36,425	15,333	841	1,033	17,207	15,254	866	3,098	19,218

PROPERTY EXPENSES
Property operating	5,403	185	799	6,387	2,629	87	211	2,927	2,774	98	588	3,460
Real estate taxes	4,330	310	479	5,119	2,290	155	67	2,512	2,040	155	412	2,607

	9,733	495	1,278	11,506	4,919	242	278	5,439	4,814	253	1,000	6,067

NET OPERATING INCOME – PROPERTIES	20,854	1,212	2,853	24,919	10,414	599	755	11,768	10,440	613	2,098	13,151

OTHER INCOME (EXPENSE)
General and administrative	(5,127)	—	—	(5,127)	(2,802)	—	—	(2,802)	(2,325)	—	—	(2,325)
Lease termination income	3,945	—	—	3,945	145	—	—	145	3,800	—	—	3,800
Interest income	935	—	21	956	510	—	7	517	425	—	14	439
Management income	641	—	—	641	310	—	—	310	331	—	—	331
Other property management fees	(80)	—	—	(80)	(40)	—	—	(40)	(40)	—	—	(40)
Straight-line rent (net of write-offs)	357	(25)	3	335	79	(9)	—	70	278	(16)	3	265
Other income	291	—	—	291	159	—	—	159	132	—	—	132

EBIDTA	21,816	1,187	2,877	25,880	8,775	590	762	10,127	13,041	597	2,115	15,753

Depreciation and amortization	(7,578)	(330)	(1,126)	(9,034)	(3,833)	(166)	(276)	(4,275)	(3,745)	(164)	(850)	(4,759)
Interest expense	(5,652)	(633)	(1,181)	(7,466)	(2,776)	(318)	(240)	(3,334)	(2,876)	(315)	(941)	(4,132)
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	—	—
Gain on sale of properties	—	—	3,362	3,362	—	—	1,987	1,987	—	—	1,375	1,375

Income before extraordinary item, minority interest and cumulative effect of a change in accounting principal	8,586	224	3,932	12,742	2,166	106	2,233	4,505	6,420	118	1,699	8,237
Extraordinary item – Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest	(1,404)	(31)	(1,019)	(2,454)	(383)	(14)	(286)	(683)	(1,021)	(17)	(733)	(1,771)
Cumulative effect of a change in accounting principal (FAS 133)	—	—	—	—	—	—	—	—	—	—	—	—

NET INCOME	$7,182	$193	$2,913	$10,288	$1,783	$92	$1,947	$3,822	$5,399	$101	$966	$6,466

1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's for the corresponding periods. Certain first quarter 2002 amounts have been reclassified to conform with the second quarter 2002 presentation.

2The Company currently participates in two JV's. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of June 30, 2002, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties.

3Discontinued operations represent the activity related to all properties sold since January 1, 2001.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Statements of Operations – Including Joint Venture Activity[1] Current vs. Historical Quarter (in thousands)

	Current Quarter 3 months ended June 30, 2002				Historic Quarter 3 months ended June 30, 2001				Current Year-to-Date 6 months ended June 30, 2002				Historic Year-to-Date 6 months ended June 30, 2001

			Discontinued Operations [3]				Discontinued Operations [3]				Discontinued Operations [3]				Discontinued Operations [3]
	Wholly Owned	JV’s [2]		Total	Wholly Owned	JV's		Total	Wholly Owned	JV’s [2]		Total	Wholly Owned	JV’s		Total

PROPERTY REVENUES
Minimum rents	$12,172	$613	$593	$13,378	$11,955	$609	$4,675	$17,239	$24,238	$1,215	$2,982	$28,435	$24,057	$1,218	$9,783	$35,058
Percentage rents	125	12	114	251	98	—	261	359	444	57	335	836	513	64	578	1,155
Expense reimbursements	2,877	207	165	3,249	2,645	261	493	3,399	5,568	416	632	6,616	5,908	497	1,139	7,544
Other property income	159	9	161	329	75	14	87	176	337	19	182	538	258	29	130	417

	15,333	841	1,033	17,207	14,773	884	5,516	21,173	30,587	1,707	4,131	36,425	30,736	1,808	11,630	44,174

PROPERTY EXPENSES
Property operating	2,629	87	211	2,927	2,436	103	1,204	3,743	5,403	185	799	6,387	6,187	228	2,707	9,122
Real estate taxes	2,290	155	67	2,512	2,233	152	585	2,970	4,330	310	479	5,119	4,416	304	1,202	5,922

	4,919	242	278	5,439	4,669	255	1,789	6,713	9,733	495	1,278	11,506	10,603	532	3,909	15,044

NET OPERATING INCOME –- PROPERTIES	10,414	599	755	11,768	10,104	629	3,727	14,460	20,854	1,212	2,853	24,919	20,133	1,276	7,721	29,130

OTHER INCOME (EXPENSE)
General and administrative	(2,802)	—	—	(2,802)	(2,434)	—	—	(2,434)	(5,127)	—	—	(5,127)	(4,528)	—	—	(4,528)
Lease termination income	145	—	—	145	—	—	—	—	3,945	—	—	3,945	—	—	—	—
Interest income	510	—	7	517	208	—	32	240	935	—	21	956	344	—	66	410
Management income	310	—	—	310	144	—	—	144	641	—	—	641	250	—	—	250
Other property management fees	(40)	—	—	(40)	(35)	—	—	(35)	(80)	—	—	(80)	(74)	—	—	(74)
Straight-line rent (net of write-offs)	79	(9)	—	70	321	(7)	7	321	357	(25)	3	335	549	(10)	15	554
Other income	159	—	—	159	17	—	—	17	291	—	—	291	17	—	—	17

EBIDTA	8,775	590	762	10,127	8,325	622	3,766	12,713	21,816	1,187	2,877	25,880	16,691	1,266	7,802	25,759

Depreciation and amortization	(3,833)	(166)	(276)	(4,275)	(3,562)	(164)	(1,374)	(5,100)	(7,578)	(330)	(1,126)	(9,034)	(7,082)	(328)	(2,818)	(10,228)
Interest expense	(2,776)	(318)	(240)	(3,334)	(3,322)	(321)	(1,459)	(5,102)	(5,652)	(633)	(1,181)	(7,466)	(7,025)	(649)	(3,034)	(10,708)
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain on sale of properties	—	—	1,987	1,987	—	—	7,035	7,035	—	—	3,362	3,362	—	—	7,035	7,035

Income before extraordinary item, minority interest and cumulative effect of a change in accounting principal	2,166	106	2,233	4,505	1,441	137	7,968	9,546	8,586	224	3,932	12,742	2,584	289	8,985	11,858

Extraordinary item – Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	(140)	—	—	(140)
Minority interest	(383)	(14)	(286)	(683)	(251)	(25)	(1,470)	(1,746)	(1,404)	(31)	(1,019)	(2,454)	(488)	(30)	(1,668)	(2,186)
Cumulative effect of a change in accounting principal (FAS 133)	—	—	—	—	—	—	—	—	—	—	—	—	(149)	—	—	(149)

NET INCOME	$1,783	$92	$1,947	$3,822	$1,190	$112	$6,498	$7,800	$7,182	$193	$2,913	$10,288	$1,807	$259	$7,317	$9,383

1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company’s equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it’s pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q’s for the corresponding periods. Certain 2001 and first quarter 2002 amounts have been reclassified to conform with the second quarter 2002 presentaion.

2The Company currently participates in two JV’s. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company's current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of June 30, 2002, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties.

3Discontinued operations represent the activity related to all properties sold since January 1, 2001.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Statements of Operations – Including Joint Venture Activity[1] Activity by Segment (in thousands)

	Year-to-Date 6 months ended June 30, 2002					Current Quarter 3 months ended June 30, 2002					Previous Quarter 3 months ended March 31, 2002
	Retail	Multi-Family	Corporate	Discontinued Operations [3]	Total	Retail	Multi-Family	Corporate	Discontinued Operations [3]	Total	Retail	Multi-Family	Corporate	Discontinued Operations [3]	Total

PROPERTY REVENUES
Minimum rents	$22,174	$3,279	$—	$2,982	$28,435	$11,137	$1,648	$—	$593	$13,378	$11,037	$1,631	$—	$2,389	$15,057
Percentage rents	501	—	—	335	836	137	—	—	114	251	364		—	221	585
Expense reimbursements	5,984	—	—	632	6,616	3,084	—	—	165	3,249	2,900		—	467	3,367
Other property income	161	195	—	182	538	83	85	—	161	329	78	110	—	21	209

	28,820	3,474	—	4,131	36,425	14,441	1,733	—	1,033	17,207	14,379	1,741	—	3,098	19,218

PROPERTY EXPENSES
Property operating	4,106	1,482	—	799	6,387	1,910	806	—	211	2,927	2,196	676	—	588	3,460
Real estate taxes	4,487	153	—	479	5,119	2,369	76	—	67	2,512	2,118	77	—	412	2,607

	8,593	1,635	—	1,278	11,506	4,279	882	—	278	5,439	4,314	753	—	1,000	6,067

NET OPERATING INCOME – PROPERTIES	20,227	1,839	—	2,853	24,919	10,162	851	—	755	11,768	10,065	988	—	2,098	13,151

OTHER INCOME (EXPENSE)
General and administrative	—	—	(5,127)	—	(5,127)	—	—	(2,802)	—	(2,802)	—	—	(2,325)	—	(2,325)
Lease termination income	3,945	—	—	—	3,945	145	—	—	—	145	3,800	—	—	—	3,800
Interest income	10	—	925	21	956	5	—	505	7	517	5	—	420	14	439
Management income	—	—	641	—	641	—	—	310	—	310	—	—	331	—	331
Other property management fees	(38)	(42)	—	—	(80)	(19)	(21)	—	—	(40)	(19)	(21)	—	—	(40)
Straight-line rent (net of write-offs)	332	—	—	3	335	70	—	—	—	70	262	—	—	3	265
Other income	209	—	82	—	291	159	—	—	—	159	50	—	82	—	132

EBIDTA	24,685	1,797	(3,479)	2,877	25,880	10,522	830	(1,987)	762	10,127	14,163	967	(1,492)	2,115	15,753

Depreciation and amortization	(7,150)	(586)	(172)	(1,126)	(9,034)	(3,620)	(296)	(83)	(276)	(4,275)	(3,530)	(290)	(89)	(850)	(4,759)
Interest expense	(5,467)	(818)	—	(1,181)	(7,466)	(2,682)	(412)	—	(240)	(3,334)	(2,785)	(406)	—	(941)	(4,132)
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gain on sale of properties	—	—	—	3,362	3,362	—	—	—	1,987	1,987	—	—	—	1,375	1,375

Income before extraordinary item, minority interest and
cumulative effect of a change in accounting principal	12,068	393	(3,651)	3,932	12,742	4,220	122	(2,070)	2,233	4,505	7,848	271	(1,581)	1,699	8,237

Extraordinary item – Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Minority interest	(1,871)	(55)	491	(1,019)	(2,454)	(647)	(16)	266	(286)	(683)	(1,224)	(39)	225	(733)	(1,771)
Cumulative effect of a change in accounting principal (FAS 133)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

NET INCOME	$10,197	$338	$(3,160	$2,913	$10,288	$3,573	$106	$(1,804	$1,947	$3,822	$6,624	$232	$(1,356)	$966	$6,466

1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company’s equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it’s pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q’s for the corresponding periods. Certain first quarter 2002 amounts have been reclassified to conform with the second quarter 2002 presentation.

2The Company currently participates in two JV’s. The first is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. During the 4th quarter of 2001, the Company entered into its second joint venture with 4 of the Company’s current institutional shareholders, together committing a total of $90 million for the purposes of acquiring approximately $300 million in real estate. As of June 30, 2002, this JV was actively seeking to acquire real estate, but due to the recent formation, had not yet acquired any properties.

3Discontinued operations represent the activity related to all properties sold since January 1, 2001.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Net Operating Income (NOI) — Same Property Performance [1] (in thousands)

	Current Year-to-Date	Historical Year-to-Date
	Six months ended June 30, 2002	Six months ended June 30, 2001

NOI – Wholy owned properties	$23,707	$27,854
NOI – Unconsolidated partnerships	1,212	1,276

Total NOI	24,919	29,130
NOI – Properties Acquired	—	—
NOI – Redevelopment Properties	(1,450)	(1,249)
NOI – Properties Sold (“Discontinued Operations”)	(2,853)	(7,721)

	$20,616	$20,160

Growth in Same Property NOI – Continuing Operations	2.3%

1 The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Funds from Operations (FFO) [1] (in thousands)

	2002			2001

	Year-to-Date	Current Quarter	Previous Quarter	Historic Year-to-Date	Historic Quarter

	6 months ended June 30, 2002	3 months ended June 30, 2002	3 months ended March 31, 2002	6 months ended June 30, 2001	3 months ended June 30, 2001

Net Income (Loss)	$10,288	$3,822	$6,466	$9,383	$7,800

Add back:
Depreciation of real estate and
amortization of leasing costs:
Wholly owned and consolidated subsidiaries	8,140	3,801	4,339	9,397	4,708
Unconsolidated subsidiaries	316	159	157	313	156
Income attributable to Operating Partnership units [2]	1,704	588	1,116	2,054	1,675
Gain on sale of properties [3]	(2,789)	(1,987)	(802)	(7,035)	(7,035)
Extraordinary item – Loss on early extinguishment of debt	—	—	—	140	—
Cumulative effect of a change in accounting principal (FAS 133)	—	—	—	149	—

	17,659	6,383	11,276	14,401	7,304

Less: FFO related to discontinued operations [4]	(1,724)	(517)	(1,207)	(4,712)	(2,279)

Funds from Operations — Continuing Operations [5,6]	$15,935	$5,866	$10,069	$9,689	$5,025

Funds from Operations per share [5]	$0.591 [6]	$0.224	$0.367	$0.416	$0.213

Funds from Operations per share — Continuing operations [5]	$0.533	$0.206	$0.327	$0.280	$0.146

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2 Does not include distributions paid to Preferred O.P. unitholders.

3 First quarter 2002 amount is net of minority interest related to land sale.

4 Discontinued operations represent the activity related to all properties sold since January 1, 2001.

5 Assumes full conversion of O.P. Units into Common Shares.

6 FFO for the 6 months ended June 30, 2002 includes $3,945 ($0.13 per share) of lease termination income received during the period.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Consolidated Balance Sheets (in thousands)

	June 30, 2002	December 31, 2001[1]

ASSETS
Real estate
Land	$57,927	$57,677
Buildings and improvements	357,980	356,023
Construction in progress	10,624	7,126

	426,531	420,826
Less: accumulated depreciation	(85,103)	(78,864)

Net real estate	341,428	341,962

Cash and cash equivalents	37,116	33,173
Cash in escrow	3,723	2,699
Investments in unconsolidated partnerships	4,386	5,169
Rents receivable, net	6,318	5,905
Notes Receivable	9,903	34,757
Prepaid expenses	1,421	1,683
Deferred charges, net	11,848	11,426
Other assets	2,136	1,859
Assets of discontinued operations	—	55,306

	$418,279	$493,939

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgage notes payable	$211,348	$218,968

Accounts payable and accrued expenses	4,176	5,024
Dividends and distributions payable	3,745	4,119
Due to related parties	156	107
Deferred gain on sale of properties	6,262	—
Other liabilities	4,383	3,863
Liabilities of discontinued operations	—	43,944

Total liabilities	230,070	276,025

Minority interest in Operating Partnership	26,534	37,387
Minority interests in majority owned partnerships	2,042	1,429

Total minority interests	28,576	38,816

Shareholders’ equity:
Common shares	25	29
Additional paid-in capital	167,563	189,378
Accumulated other comprehensive income	(2,705)	(1,206)
Deficit	(5,250)	(9,103)

Total shareholders’ equity	159,633	179,098

	$418,279	$493,939

1Amounts as of December 31, 2001 have been reclassified to reflect net assets of discontinued operations following the implementation of FAS 144 effective January 1, 2002.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Selected Operating Ratios
	Quarter Ended June 30,				Six Months Ended June 30,
	2002		2001		2002		2001

Coverage Ratios [1]
Interest Coverage Ratio
EBIDTA [2]	$9,982		$12,713		$21,935		$25,759
Divided by Interest expense	3,334		5,102		7,466		10,708

	2.99	x	2.49	x	2.94	x	2.41	x

Fixed Charge Coverage Ratio
EBIDTA [2]	$9,982		$12,713		$21,935		$25,759
Divided by ( Interest expense	3,334		5,102		7,466		10,708
+ Preferred Dividends [3] )	50		50		100		100

	2.95	x	2.47	x	2.90	x	2.38	x

Debt Service Coverage Ratio
EBIDTA [2]	$9,982		$12,713		$21,935		$25,759
Divided by ( Interest expense	3,334		5,102		7,466		10,708
+ Principal Amortization)	1,001		911		2,169		1,786

	2.30	x	2.11	x	2.28	x	2.06	x

Payout Ratios
FFO Payout Ratio – Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units) paid – $0.13 per Share/O.P. Unit per quarter in 2002, $0.12 per quarter in 2001.	$3,695		$4,094		$7,390		$8,273
FFO [2]	6,238		7,304		13,714		14,401

	59%		56%		54%		57%

Overhead Ratios
G&A/Real Estate Revenues
General and Administrative expense	$2,802		$2,434		$5,127		$4,528
Real Estate Revenues	17,207		21,173		36,425		44,174

	16%		11%		14%		10%

Leverage Ratios

Debt/Total Market Capitalization [4]
Debt	$211,348		$252,860
Total Market Capitalization	445,211		493,230

	47%		51%

Debt + Preferred Equity (Preferred O.P. Units)	$213,560		$255,072
Total Market Capitalization	445,211		493,230

	48%		52%

Notes:

1Quarterly results for 2002 and 2001 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.

2 EBIDTA and FFO for the six months ended June 30, 2002 have been adjusted for non-recurring income of $3,945 representing lease termination income received during the period. Gross property revenues already exclude these amounts. The adjustments are as follows:

	Quarter ended June 30, 2002		Six months ended June 30, 2002

	EBIDTA	FFO	EBIDTA	FFO
Inclusive of lease termination revenue	$10,127	$6,383	$25,880	$17,659
Less lease termination income	(145)	(145)	(3,945)	(3,945)

As adjusted and used above	$9,982	$6,238	$21,935	$13,714

3 Represents preferred distributions on Preferred Operating partnership Units.

4Including the Company's pro-rata share of joint venture debt, the Debt to Total Market Capitalization increases to 49% and 53% as of June 30, 2002 and 2001, respectively.

QUARTERLY SUPPLEMENTAL DISCLOSURE June 30, 2002 Debt Analysis – Wholly Owned Properties
Property	Lender	Notes	Principal Balance at June 30, 2002	Interest Rate	Rates as of June 30, 2002	Maturity Date

FIXED-RATE DEBT

Pittston Plaza	Anchor National Life Insurance Co.		$3,624,065	7.93%		01/01/2004
Merrillville Plaza	Sun America Life Insurance Co.		13,749,975	6.46%		07/01/2007
Manahawkin K-Mart	Northern Life Insurance Co. and
	Reliastar Life Insurance Co. of New York		4,176,576	7.70%		12/01/2008
Crescent Plaza	Metropolitan Life Insurance Co.		8,714,882	8.13%		11/01/2010
East End Centre	Metropolitan Life Insurance Co.		15,960,963	8.13%		11/01/2010
GHT Apartments	Bank of America, N.A.		10,968,672	7.55%		01/01/2011
Colony Apartments	Bank of America, N.A.		5,484,336	7.55%		01/01/2011

TOTAL/WEIGHTED AVERAGE – FIXED-RATE DEBT			62,679,469	7.57%

VARIABLE-RATE DEBT

Village Apartments	Sun America Life Insurance Co.		9,552,064	L + 205	4.08%	10/01/2002
Marketplace of Absecon	Fleet Bank, N.A.	[1]	—	L + 150	—	03/01/2003
Soundview Marketplace	Fleet Bank, N.A.		8,793,185	L + 175	3.59%	08/01/2003
Greenridge Plaza	Metropolitan Life Insurance Co.		6,075,817	L + 200	3.92%	11/01/2003
Luzerne Street Plaza	Metropolitan Life Insurance Co.		1,593,657	L + 200	3.92%	11/01/2003
Valmont Plaza	Metropolitan Life Insurance Co.		3,087,710	L + 200	3.92%	11/01/2003
239 Greenwich Avenue	First Union National Bank		13,450,285	L + 145	3.29%	01/01/2005
Berlin Shopping Center	Washington Mutual, Inc.		4,877,946	L + 175	3.63%	04/01/2005
Bradford Towne Center	Washington Mutual, Inc.		8,536,405	L + 175	3.63%	04/01/2005
Ledgewood Mall	Washington Mutual, Inc.		30,974,954	L + 175	3.63%	04/01/2005
New Louden Center	Washington Mutual, Inc.		7,316,918	L + 175	3.63%	04/01/2005
Route 6 Plaza	Washington Mutual, Inc.		5,853,535	L + 175	3.63%	04/01/2005
Abington Towne Center	Fleet Bank, N.A.	[2]		L + 175	3.59%	01/01/2007
Branch Shopping Center	Fleet Bank, N.A.	[2]	12,275,766	L + 175	3.59%	01/01/2007
Methuen Shopping Center	Fleet Bank, N.A.	[2]		L + 175	3.59%	01/01/2007
Walnut Hill Plaza	Washington Mutual, Inc.	[3]	1,979,673	L + 185	3.73%	01/01/2007
Bloomfield Town Square	Washington Mutual, Inc.	[3]	13,857,714	L + 185	3.73%	01/01/2007
Town Line	Fleet Bank, N.A.		4,980,685	L + 175	3.59%	03/15/2007
Gateway Mall	Fleet Bank, N.A.	[4]	6,300,000	L + 300	4.84%	05/01/2007
Smithtown Shopping Center	Fleet Bank, N.A.		9,162,218	L + 175	3.59%	06/01/2007

TOTAL/WEIGHTED AVERAGE – VARIABLE-RATE DEBT		[5]	148,668,532	L + 182	3.70%

TOTAL/WEIGHTED AVERAGE – ALL DEBT			$211,348,001		4.85%

Notes:

1 This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). All outstanding amounts were repaid during the second quarter 2001 leaving $7,400,000 available under this facility.

2 There is an additional $7,650,000 currently available under this facility which the Company is required to fully draw down prior to December 31, 2002. An additional $3,000,000 (net of a $150,000 holdback) is available through December 31, 2002 based upon additional lease-up at the collateral properties.

3 There is an additional $10,000,000 (less certain holdbacks totalling $600,000) currently available under this facility which the Company is required to fully draw down prior to December 31, 2002.

4 The initial rate of LIBOR plus 300 basis points decreases to 175 basis points upon completion of construction of this redevelopment property.

5 The Company has hedged $87,334,676 of its variable-rate debt with five variable to fixed-rate swap agreements with Fleet Bank, N.A. as follows:

Notional principal	All-in Rate	Maturity Date

$30,000,000	6.55%	04/01/2005
20,000,000	6.28%	10/01/2006
15,884,594	6.17%	01/01/2007
12,288,082	5.86%	01/01/2007	(Swap had an effective date of July 10, 2002)
9,162,000	6.22%	06/01/2007

$87,334,676	6.29%

QUARTERLY SUPPLEMENTAL DISCLOSURE June 30, 2002 Debt Analysis - Unconsolidated Partnerships
FIXED-RATE DEBT [1]	Joint Venture Partner	Acadia Realty Trust Ownership	Total Principal Balance at June 30, 2002	Interest Rate	Maturity Date

Crossroads Shopping Center	Heyman-Greenburgh Associates LLC	49.0%	$33,860,502	7.15%	10/01/2007
	RMC Development Company LLC

Summary – Wholly-Owned Properties and Unconsolidated Partnerships

	% of Total	Outstanding Balance	Weighted Avg. Int. Rate	% of Wholly-Owned Only	% of Wholly-Owned and Unconsolidated Combined Basis

Wholly-Owned Properties
Fixed-Rate Debt [2]	66%	$150,014,145	6.82%	71%	73%
Variable-Rate Debt [2]	27%	61,333,856	3.70%	29%	27%

Wholly-Owned Properties – Total Debt	93%	211,348,001	5.92%	100%	100%

Unconsolidated Partnerships
Fixed-Rate Debt	7%	16,591,646	7.15%
Variable-Rate Debt	0%	—	0.00%

Unconsolidated Partnerships – Total Debt	7%	16,591,646	7.15%

Total Debt	100%	$227,939,647	6.01%

Notes:

1 Acadia Realty Trust's 49% ownership represents $16,591,646, of which $5,000,000 is fixed at 7.53% and the remaining balance is fixed at 6.99% through interest rate swap transactions.

2 Fixed-rate debt includes $87 million of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Future Debt Maturities [1] (in thousands)
				Weighted Average Interest Rate of Maturing Debt

Year	Scheduled Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2002	$1,958	$9,486	$11,444	4.08%	n/a	4.08%
2003	3,916	19,070	22,986	3.77%	n/a	3.77%
2004	3,762	3,454	7,216	7.93%	7.93%	n/a
2005	2,836	67,208	70,044	3.56%	n/a	3.56%
2006	2,651	—	2,651	n/a	n/a	n/a
Thereafter	5,002	92,005	97,007	5.72%	7.51%	3.80%

	$20,125	$191,223	$211,348

Capitalized interest related to the Company's development projects is as follows:

(in thousands)
1st Quarter 2002	$211
2nd Quarter 2002	245
3rd Quarter 2002	—
4th Quarter 2002	—

$456

1Does not include debt from unconsolidated partnerships.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Unencumbered Properties

Center	Location	GLA

Blackman Plaza	Wilkes-Barre, PA	121,206
Elmwood Park Shopping Center [1]	Elmwood, NJ	106,671
Hobson West Plaza	Naperville, IL	99,950
Mad River Station	Dayton, OH	154,114
Manahawkin Shopping Center [2]	Manahawkin, NJ	62,827
Mark Plaza	Edwardsville, PA	214,021
Pacesetter Park Shopping Center	Ramapo, New York	95,559
Plaza 422	Lebanon, PA	154,791

Total GLA of Unencumbered Properties		1,009,139

Total net operating income for the quarter ended June 30, 2002 associated with unencumbered properties [1]		$1,603,000

1 This property is currently under redevelopment and will total approximately 150,000 square feet when completed. The above NOI does not include future rents for the Pathmark supermarket currently under construction (annual supermarket rent will be $955,200).

2 Excludes the Kmart portion of the shopping center which is encumbered.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Portfolio by Region and Property Type (Square Feet)

Region	Strip Mall	Enclosed Mall	Properties Under Redevelopment [2]	Total Retail Properties	Residential	Total	% by Region

Wholly-Owned Properties
New England	870,055	—	15,271	885,326	—	885,326	12.8%
New York Region	1,209,095	515,121	103,969	1,828,185	—	1,828,185	26.4%
Mid-Atlantic	1,982,621	—	—	1,982,621	578,606	2,561,227	37.0%
Mid-west	712,000	—	—	712,000	628,891	1,340,891	19.4%

Total Wholly-Owned Properties	4,773,771	515,121	119,240	5,408,132	1,207,497	6,615,629	95.5%
Unconsolidated Partnerships –
New York Region [1]	310,952	—	—	310,952	—	310,952	4.5%

	5,084,723	515,121	119,240	5,719,084	1,207,497	6,926,581	100.0%

1 The Company owns 49% of this property through unconsolidated partnerships.

2 The Company currently has two redevelopment projects as further described in this supplement. Upon completion these properties will total approximatly 264,000 square feet.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Retail Properties by Region – Summary

	Gross Leasable Area			Occupancy				Annualized Base Rent			Annualized Base Rent per Occupied Square Foot

Consolidated Properties
	Anchors [1]	Shops	Total	Anchors	Shops	Total		Anchors	Shops	Total	Anchors	Shops	Totals

Operating Properties
Mid-Atlantic	1,419,060	563,561	1,982,621	90.29%	74.70%	85.86%		5,469,891	3,475,120	8,945,011	4.87	8.26	5.79
Midwest	305,549	406,451	712,000	100.00%	83.24%	90.43%		2,304,833	4,473,321	6,778,154	7.54	13.22	10.53
New England	569,773	300,282	870,055	100.00%	93.42%	97.73%		4,159,738	2,487,109	6,646,847	8.80	8.87	8.83
New York Region	1,107,357	616,859	1,724,216	95.73%	76.21%	88.75%		9,178,912	7,612,838	16,791,750	8.66	16.19	10.97

Total Operating Retail Properties	3,401,739	1,887,153	5,288,892	94.56%	80.01%	89.37%		21,113,374	18,048,388	39,161,762	7.13	11.95	8.76

Redevelopment Properties [2]

Total Redevelopment Properties	26,587	92,653	119,240	100.00%	76.95%	82.09%		514,665	1,596,214	2,110,879	19.36	22.39	21.56

Grand Total – Consolidated Properties	3,428,326	1,979,806	5,408,132	94.60%	79.87%	89.21%		21,628,039	19,644,602	41,272,641	7.24	12.42	9.03

Unconsolidated Properties
New York Region[3]	191,269	119,683	310,952	92.21%	94.60%	93.13	% $	1,609,927	$3,399,104	$5,009,031	$9.13	$30.02	$17.30

Total Unconsolidated Retail Properties	191,269	119,683	310,952	92.21%	94.60%	93.13	% $	1,609,927	$3,399,104	$5,009,031	$9.13	$30.02	$17.30

General note – The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

1 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

2 The Company currently has two redevelopment projects as further described in this supplement.

3 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Retail Properties by State – Summary
				Gross Leasable Area			Occupancy			Annualized Base Rent			Annualized Base Rent per Occupied Square Foot

Consolidated Properties	Ownership %	Percent of base rent	Number of properties	Anchors[2]	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Totals

Operating Properties
MID-ATLANTIC
Pennsylvania		20.5%	11	1,419,060	563,561	1,982,621	90.29%	74.70%	85.86%	$5,469,891	$3,475,120	$8,945,011	$ 4.87	$ 8.26	$ 5.79

MIDWEST
Illinois		2.5%	1	42,037	57,004	99,041	100.00%	96.40%	97.93%	170,000	902,510	1,072,510	4.04	16.42	11.06
Indiana		5.5%	1	101,357	134,250	235,607	100.00%	96.30%	97.89%	835,417	1,554,603	2,390,020	8.24	12.02	10.36
Michigan		3.9%	1	103,970	119,268	223,238	100.00%	65.91%	81.79%	767,849	940,760	1,708,609	7.39	11.97	9.36
Ohio		3.7%	1	58,185	95,929	154,114	100.00%	78.70%	86.74%	531,567	1,075,448	1,607,015	9.14	14.25	12.02

NEW ENGLAND
Connecticut		5.6%	2	178,799	44,271	223,070	100.00%	100.00%	100.00%	1,855,165	599,639	2,454,804	22.76	13.54	19.52
Massachusetts		4.8%	2	277,882	71,464	349,346	100.00%	97.90%	99.57%	1,548,849	541,378	2,090,227	5.57	7.74	6.01
Rhode Island		4.8%	1	113,092	184,547	297,639	100.00%	90.10%	93.86%	755,724	1,346,092	2,101,816	6.68	8.10	7.52

NEW YORK REGION
New Jersey		18.1%	4	672,402	309,422	981,824	92.97%	70.14%	85.78%	5,228,773	2,705,692	7,934,465	8.36	12.47	9.42
New York		20.3%	5	434,955	307,437	742,392	100.00%	82.32%	92.68%	3,950,139	4,907,146	8,857,285	9.08	19.39	12.87

Total Operating Retail Properties			29	3,401,739	1,887,153	5,288,892	94.56%	80.01%	89.37%	21,113,374	18,048,388	39,161,762	7.13	11.95	8.76

Redevelopment Properties [3]

Vermont		0.4%	1	—	15,271	15,271	0.00%	72.20%	72.20%	–	193,286	193,286	–	17.53	17.53
New Jersey		4.4%	1	26,587	77,382	103,969	100.00%	77.89%	83.54%	514,665	1,402,928	1,917,593	19.36	23.28	22.08

Total Redevelopment Properties				26,587	92,653	119,240	100.00%	76.95%	82.09%	514,665	1,596,214	2,110,879	19.36	22.39	21.56

Grand Total – Consolidated Properties			31	3,428,326	1,979,806	5,408,132	94.60%	79.87%	89.21%	21,628,039	$19,644,602	$41,272,641	$7.24	$12.42	$9.03

Unconsolidated Properties
New York [4]	49%	5.6%	1	191,269	119,683	310,952	92.21%	94.60%	93.13%	$1,609,927	$3,399,104	$5,009,031	$9.13	$30.02	$17.30

Total Unconsolidated Retail Properties			1	191,269	119,683	310,952	92.21%	94.60%	93.13%	$1,609,927	$3,399,104	$5,009,031	$9.13	$30.02	$17.30

		100.0%	32

General note – The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

1 The Company's pro-rata share of base rent from unconsolidated properties has been included for the purpose of calulating percentage of base rent by state.

2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

3 The Company currently has two redevelopment projects as further described in this supplement.

4 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Retail Properties by Region - Detail
	Gross Leasable Area			Occupancy			Annualized Base Rent			Annualized Base Rent per Occupied Square Foot

	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Retail Properties – Consolidated

Mid-Atlantic

Pennsylvania
ABINGTON TOWNE CENTER [1]	184,616	31,610	216,226	100.00%	83.64%	97.61%	256,500	496,016	752,516	9.50	18.76	14.08
BLACKMAN PLAZA	104,956	16,250	121,206	100.00%	43.08%	92.37%	204,664	56,840	261,504	1.95	8.12	2.34
BRADFORD TOWNE CENTRE	146,499	110,220	256,719	100.00%	71.69%	87.85%	887,469	515,652	1,403,121	6.06	6.53	6.22
EAST END CENTER	176,200	132,227	308,427	100.00%	67.35%	86.00%	1,117,500	862,431	1,979,931	6.34	9.68	7.46
GREENRIDGE PLAZA	145,420	52,882	198,302	100.00%	72.52%	92.67%	659,405	360,224	1,019,629	4.53	9.39	5.55
LUZERNE STREET SHOPPING CENTER [2]	54,618	3,097	57,715	100.00%	0.00%	94.63%	272,150	—	272,150	4.98	—	4.98
MARK PLAZA	157,595	56,426	214,021	100.00%	87.59%	96.73%	625,776	367,482	993,258	3.97	7.44	4.80
PITTSTON PLAZA	67,568	12,000	79,568	100.00%	87.50%	98.11%	496,446	102,625	599,071	7.35	9.77	7.67
PLAZA 422	124,113	30,678	154,791	100.00%	32.60%	86.64%	262,030	63,450	325,480	2.11	6.34	2.43
ROUTE 6 MALL	119,658	55,824	175,482	100.00%	97.31%	99.14%	687,951	366,057	1,054,008	5.75	6.74	6.06
VALMONT PLAZA	137,817	62,347	200,164	0.00%	91.18%	28.40%	—	284,343	284,343	—	5.00	5.00

Total: Pennsylvania	1,419,060	563,561	1,982,621	90.29%	74.70%	85.86%	5,469,891	3,475,120	8,945,011	4.87	8.26	5.79

Total : Mid-Atlantic	1,419,060	563,561	1,982,621	90.29%	74.70%	85.86%	5,469,891	3,475,120	8,945,011	4.87	8.26	5.79

General note – The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

1 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.

2 The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Retail Properties by Region - Detail Retail Properties - Consolidated Midwest

	Gross Leasable Area			Occupancy			Annualized Base Rent			Annualized Base Rent per Occupied Square Foot

	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Illinois
HOBSON WEST PLAZA	42,037	57,004	99,041	100.00%	96.40%	97.93%	170,000	902,510	1,072,510	4.04	16.42	11.06

Total : Illinois	42,037	57,004	99,041	100.00%	96.40%	97.93%	170,000	902,510	1,072,510	4.04	16.42	11.06

Indiana
MERRILLVILLE PLAZA	101,357	134,250	235,607	100.00%	96.30%	97.89%	835,417	1,554,603	2,390,020	8.24	12.02	10.36

Total: Indiana	101,357	134,250	235,607	100.00%	96.30%	97.89%	835,417	1,554,603	2,390,020	8.24	12.02	10.36

Michigan
BLOOMFIELD TOWN SQUARE	103,970	119,268	223,238	100.00%	65.91%	81.79%	767,849	940,760	1,708,609	7.39	11.97	9.36

Total: Michigan	103,970	119,268	223,238	100.00%	65.91%	81.79%	767,849	940,760	1,708,609	7.39	11.97	9.36

Ohio
MAD RIVER STATION [1]	58,185	95,929	154,114	100.00%	78.70%	86.74%	531,567	1,075,448	1,607,015	9.14	14.25	12.02

Total: Ohio	58,185	95,929	154,114	100.00%	78.70%	86.74%	531,567	1,075,448	1,607,015	9.14	14.25	12.02

Total: Midwest	305,549	406,451	712,000	100.00%	83.24%	90.43%	2,304,833	4,473,321	6,778,154	7.54	13.22	10.53

New England

Connecticut
TOWN LINE PLAZA [2]	161,965	44,271	206,236	100.00%	100.00%	100.00%	730,000	599,639	1,329,639	11.29	13.54	12.21
239 GREENWICH AVENUE [3]	16,834	—	16,834	100.00%	—-	100.00%	1,125,165	—	1,125,165	66.84	—	66.84

Total : Connecticut	178,799	44,271	223,070	100.00%	100.00%	100.00%	1,855,165	599,639	2,454,804	22.76	13.54	19.52

Massachusetts
METHUEN SHOPPING CENTER	120,004	10,234	130,238	100.00%	100.00%	100.00%	736,464	92,308	828,772	6.14	9.02	6.36
CRESCENT PLAZA [4]	157,878	61,230	219,108	100.00%	97.55%	99.32%	812,385	449,070	1,261,455	5.15	7.52	5.80

Total : Massachusetts	277,882	71,464	349,346	100.00%	97.90%	99.57%	1,548,849	541,378	2,090,227	5.57	7.74	6.01

Rhode Island
WALNUT HILL PLAZA	113,092	184,547	297,639	100.00%	90.10%	93.86%	755,724	1,346,092	2,101,816	6.68	8.10	7.52
Total : Rhode Island	113,092	184,547	297,639	100.00%	90.10%	93.86%	755,724	1,346,092	2,101,816	6.68	8.10	7.52

Total: New England	569,773	300,282	870,055	100.00%	93.42%	97.73%	4,159,738	2,487,109	6,646,847	8.80	8.87	8.83

General note – The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center’s GLA are considered anchor tenants.

1 The GLA for this property includes 27,702 square feet of office space.
2 Anchor GLA includes a 97,300 square foot Wal*Mart store which is not owned by the Company. This square footage has been adjusted out in calculating annualized base rent per square foot.
3 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
4 Home Depot, which has leased 104,640 square feet at this center, assumed this space from Bradlees during 2001 following Bradlees’ bankruptcy and liquidation. As of this date, they have not yet opened, however they are currently paying rent. As such, this space is currently reflected as occupied.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Retail Properties by Region - Detail Retail Properties - Consolidated New York Region
										Annualized Base Rent
	Gross Leasable Area			Occupancy			Annualized Base Rent			per Occupied Square Foot

	Anchor	Shops	Total	Anchor	Shops	Total	Anchor	Shops	Total	Anchor	Shops	Total
New Jersey
MARKETPLACE OF ABSECON	58,031	46,266	104,297	100.00%	87.65%	94.52%	927,574	587,653	1,515,227	15.98	14.49	15.37
BERLIN SHOPPING CENTER	127,850	59,328	187,178	100.00%	38.31%	80.45%	619,400	177,016	796,416	4.84	7.79	5.29
LEDGEWOOD MALL	342,468	172,653	515,121	86.20%	71.00%	81.11%	2,443,306	1,558,372	4,001,678	8.28	12.71	9.58
MANAHAWKIN VILLAGE SHOPPING CENTER	144,053	31,175	175,228	100.00%	100.00%	100.00%	1,238,493	382,651	1,621,144	8.60	12.27	9.25

Total: New Jersey	672,402	309,422	981,824	92.97%	70.14%	85.78%	5,228,773	2,705,692	7,934,465	8.36	12.47	9.42

New York
SOUNDVIEW MARKETPLACE	66,800	114,322	181,122	100.00%	79.57%	87.10%	1,010,250	1,406,661	2,416,911	15.12	15.46	15.32
VILLAGE COMMONS SHOPPING CENTER	25,192	61,963	87,155	100.00%	97.50%	98.22%	416,119	1,496,945	1,913,064	16.52	24.78	22.35
BRANCH PLAZA	63,000	62,640	125,640	100.00%	81.26%	90.66%	837,240	1,113,326	1,950,566	13.29	21.87	17.13
NEW LOUDON CENTER	227,911	25,200	253,111	100.00%	100.00%	100.00%	1,369,515	422,490	1,792,005	6.01	16.77	7.08
PACESETTER PARK SHOPPING CENTER	52,052	43,312	95,364	100.00%	59.13%	81.44%	317,015	467,724	784,739	6.09	18.26	10.10

Total: New York	434,955	307,437	742,392	100.00%	82.32%	92.68%	3,950,139	4,907,146	8,857,285	9.08	19.39	12.87

Total: New York Region	1,107,357	616,859	1,724,216	95.73%	76.21%	88.75%	9,178,912	7,612,838	16,791,750	8.66	16.19	10.97

Total: Retail Properties (before redevelopment properties)	3,401,739	1,887,153	5,288,892	94.56%	80.01%	89.37%	$21,113,374	$18,048,388	$39,161,762	$7.13	$11.95	$8.76

General note – The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Retail Properties by Region - Detail
Redevelopment Properties[1]
	Gross Leasable Area			Occupancy			Annualized Base Rent			Annualized Base Rent per Occupied Square Foot

	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

THE GATEWAY SHOPPING CENTER (Vermont)[2]	—	15,271	15,271	0.00%	72.20%	72.20%	—	193,286	193,286	—	17.53	17.53
ELMWOOD PARK SHOPPING CENTER (New Jersey)	26,567	77,382	103,969	100.00%	77.89%	83.54%	514,665	1,402,928	1,917,593	19.36	23.28	22.08

Total: Redevelopment Properties	26,587	92,653	119,240	100.00%	76.95%	82.09%	$514,665	$1,596,214	$2,110,879	$19.36	$22.39	$21.56

Total: All Consolidated Retail Properties	3,428,326	1,979,806	5,408,132	94.50%	79.87%	89.21%	$21,628,039	$19,844,602	$41,272,641	$7.24	$12.42	$9.03

Unconsolidated Retail Properties
New York Region	Gross Leasable Area			Occupancy			Annualized Base Rent			Annualized Base Rent per Occupied Square Foot

	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

New York
CROSSROADS JOINT VENTURE [3]	138,933	57,116	196,049	100.00%	88.69%	96.70%	$1,070,250	$1,504,919	$2,575,169	$7.70	$29.71	$13.58
CROSSROADS II [3]	52,336	62,567	114,903	71.52%	100.00%	87.03%	539,677	1,894,185	2,433,862	14.42	30.27	24.34

Total : New York	191,269	119,683	310,952	92.21%	94.60%	93.13%	1,609,927	3,399,104	5,009,031	9.13	30.02	17.30

Total: New York Region	191,269	119,683	310,952	92.21%	94.60%	93.13%	1,609,927	3,399,104	5,009,031	9.13	30.02	17.30

Total: Unconsolidated Retail Properties	191,269	119,683	310,952	92.21%	94.60%	93.13%	$1,609,927	$3,399,104	$5,009,031	$9.13	$30.02	$17.30

General note – The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants.

1 The Company currently has two redevelopment projects as further described in this supplement.

2 The Company has executed a lease agreement with Shaw's Supermarkets, Inc. for a new 72,000 square foot store to be constructed. This is not reflected in the above amounts.

3The Company has a 49% interest in these partnerships which, together, own the Crossroads Shopping Center.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002
Ranking	Top 10 Retail Tenants - Ranked by Annualized Base Rent (excludes Unconsolidated Partnerships)				Percentage of Total Represented by Retail Tenant			Average Gross Occupancy Cost [3]
	Retail Tenant	Number of Stores in Core Portfolio	Total GLA	Annualized Base Rent [1]
					Total Portfolio GLA[2]	Annualized Base Rent [2]	Average Sales (per sq. ft.)
1	Kmart [4]	6	632,655	$2,713,739	11.7%	6.6%	$189	2.9%
2	T.J. Maxx	8	238,061	1,802,571	4.4%	4.4%	278	3.8%
3	Wal*Mart	2	210,114	1,515,409	3.9%	3.7%	—	—
4	Price Chopper [5]	3	168,068	1,295,727	3.1%	3.1%	489	1.9%
5	Shaw's [6]	3	102,617	1,141,085	1.9%	2.8%	514	2.3%
6	Eckerd Drug [7]	9	102,234	1,128,424	1.9%	2.7%	329	5.9%
7	Ames [8]	4	326,301	1,080,125	6.0%	2.6%	98	5.3%
8	Acme (Albertson's)	2	76,864	918,664	1.4%	2.2%	369	4.2%
9	Pathmark [9]	1	63,000	837,240	1.2%	2.0%	—	—
10	Redner's Supermarket	2	111,739	837,112	2.1%	2.0%	251	4.0%
	Total	40	2,031,653	$13,270,096	37.6%	32.2%

1Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after June 30, 2002

2Represents total GLA and annualized base rent for the Company's core retail properties excluding joint venture properties

3Occupancy cost = Gross rents (base rent, percentage rent and expenses reimbursements) divided by sales. Amount is left blank if the tenant is not required to report sales to the Company.

4The Company is a 49% partner in a property which is anchored by a 100,725 square foot Kmart with an annual rent of $566,250 which is not included in the above amounts as this partnership is not reported on a consolidated basis with the Company.

5The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004

6As of June 30, 2002, Shaw's has signed an agreement to expand their premise at the Gateway Shopping Center in connection with the redevelopment of the entire center. Their former space of 31,600 square feet has been demolished, however they continue to pay an annual rental of $126,400 until the new supermarket totalling 72,000 square feet with an annual rent of $1,296,000 is completed.

7Subsidiary of JC Penney. The stores at the Route 6 Plaza and Berlin Shopping Center have ceased operating but continue to pay annual rent of $106,560 and $29,129, respectively, through January 31, 2011 and November 30, 2002, respectively, pursuant to the leases.

8The tenant is currently operating under Chapter 11 Bankruptcy and, as of June 30, 2002, had rejected the lease at the Valmont Shopping Center (rents and GLA for this lease are not included above). Ames has neither affirmed nor rejected its leases at the remaining locations.

9The Company has also signed a lease with Pathmark (not reflected above as the tenant has not yet taken occupancy) for 47,760 square feet at an annual rent of $955,200 at the Elmwood Shopping Center in connection with the redevelopment of the center.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002
Anchor Summary

State/Center	Grocery Store	Discount Retailer	Drugstore	Other Anchors/Notes

Pennsylvania
ABINGTON TOWNE CENTER	—	Target	—
BLACKMAN PLAZA	—	Kmart	Eckerd Drug
BRADFORD TOWNE CENTRE	P & C Foods (Penn Traffic)	Kmart	Eckerd Drug
EAST END CENTER	Price Chopper	Ames	Phar-Mor
GREENRIDGE PLAZA	Giant (Ahold)	Ames	—
LUZERNE STREET SHOPPING CENTER	—	—	Eckerd Drug
MARK PLAZA	Redner's Markets	Kmart	—
PITTSTON PLAZA	Redner's Markets	—	Eckerd Drug	Kmart in adjacent property
PLAZA 422	—	Ames	—	Giant space sub-leased to Playtime, Inc.
ROUTE 6 MALL	—	Kmart	—	Weis Market in adjacent property
VALMONT PLAZA	—	—	Eckerd Drug

Illinois
HOBSON WEST PLAZA	Eagle Supermarket	—	—

Indiana
MERRILLVILLE PLAZA	—	—	—	T.J. Maxx, Toys'R'Us, Pier 1, Marshall's,
J.C. Penney Homestore
Michigan
BLOOMFIELD TOWN SQUARE	—	—	—	COSTCO in adjacent property
Home Goods, T.J. Maxx, Marshall's
Ohio
MAD RIVER STATION	—	—	—	Babies 'R' Us, Pier 1, Office Depot
Connecticut
TOWN LINE PLAZA	A & P Superfresh	—	—	Wal*Mart not owned
239 GREENWICH AVENUE	n/a	n/a	—	"Main Street" Center - Greenwich, CT

Massachusetts
METHUEN SHOPPING CENTER	Demoulas Supermarkets	Wal*Mart	—
CRESCENT PLAZA	Shaw's Supermarket	—	CVS Pharmacy	Home Depot

Rhode Island
WALNUT HILL PLAZA	Shaw's Supermarket	—	CVS Pharmacy	Sears

New Jersey
MARKETPLACE OF ABSECON	Acme Market	—	Eckerd Drug
BERLIN SHOPPING CENTER	Acme Market	Kmart	—
ELMWOOD PARK SHOPPING CENTER	Pathmark	—	Walgreen's drugstore	Under redevelopment
LEDGEWOOD MALL	—	Wal*Mart	—	Macy's. Enclosed Mall
MANAHAWKIN VILLAGE SHOPPING CENTER	—	Kmart	—	Hoyts theater

New York
SOUNDVIEW MARKETPLACE	King Kullen	—	Genovese	Clearview Cinema
VILLAGE COMMONS SHOPPING CENTER	—	—	Walgreen's	Adjacent to Branch Plaza
BRANCH SHOPPING PLAZA	Pathmark	—	CVS Pharmacy
CROSSROADS SHOPPING CENTER	Waldbaum's	Kmart	Value Drugs
NEW LOUDON CENTER	Price Chopper	Ames	—
PACESETTER PARK SHOPPING CENTER	Stop & Shop (Ahold subsidiary)	—	—

Vermont
THE GATEWAY SHOPPING CENTER	Shaw's Supermarket	—	—	Under redevelopment

Totals (32 retail properties)	19	14	14

Including adjacent & non-owned
VILLAGE COMMONS SHOPPING CENTER	Pathmark
TOWN LINE PLAZA		Wal*Mart
BLOOMFIELD TOWN SQUARE	Costco	Costco
ROUTE 6 MALL	Weis Markets
PITTSTON PLAZA		Kmart

Including adjacent & non-owned	22	17	14

	63%	49%	40%
	Grocery anchored	Discount	Drugstore
		retailer	anchored
anchored

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Anchor Detail
Property/Tenant Name (Type of Center)	Square Footage	Lease Expiration	Annual Rent	Annual Rent PSF	Options/Required Notice

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties – Consolidated

New England

Connecticut
TOWN LINE PLAZA, ROCKY HILL
WAL-MART [1]	97,300	—	$ —	$ —	REA AGREEEMENT
A&P SUPERFRESH	64,665	03/08/2017	730,000	11.29	(7) 5 YEAR (6 MONTHS)

Total: TOWN LINE PLAZA	161,965		730,000	11.29

239 GREENWICH AVE., GREENWICH
CHICO'S FASHION	4,541	01/31/2010	$ 295,165	$ 65.00	(2) 5 YEARS
RESTORATION HARDWARE INC.	12,293	04/30/2015	830,000	67.52	(2) 5 YEARS (6 MONTHS)

Total: 239 GREENWICH AVE.	16,834		1,125,165	66.84

Massachusetts
METHUEN SHOPPING CENTER, METHUEN
DEMOULAS SUPER MARKETS	30,460	01/31/2005	109,656	3.60	(2) 5 YEAR
WAL-MART	89,544	10/23/2011	626,808	7.00	(8) 5 YEAR (6 MONTHS)

Total: METHUEN SHOPPING CENTER	120,004		736,464	6.14

CRESCENT PLAZA, BROCKTON
HOME DEPOT [2]	107,653	10/31/2008	295,425	2.74	(1) 8 YR & (2) 5 YEAR
SHAWS SUPERMARKETS	50,225	12/31/2012	516,960	10.29	(6) 5 YEAR (6 MONTHS)

Total: CRESCENT PLAZA	157,878		812,385	5.15

Rhode Island
WALNUT HILL PLAZA, WOONSOCKET
SEARS	60,700	08/31/2003	258,000	4.25	(6) 5 YEAR (12 MONTHS)
SHAWS SUPERMARKETS	52,392	12/31/2013	497,724	9.50	(6) 5 YEAR (9 MONTHS)

Total: WALNUT HILL PLAZA	113,092		755,724	6.68

Total : New England	569,773		4,159,738	8.80

[1] This space is contiguous to the Company's property and is not owned by the Company.
[2] Home Depot aquired this lease from the former Bradlees. Although they have not yet opened, they are currently paying rent pursuant to the lease.

Retail Anchor Properties – Consolidated
New York Region
New Jersey
ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK [1]
WALGREEN'S	14,837	05/31/2022	435,000	29.32	(8) 5 YEAR (12 MONTHS)
VALLEY NATIONAL BANK	11,750	05/31/2005	79,665	6.78	(1) 10 YEAR (10 MONTHS)

Total: ELMWOOD PARK SHOPPING CENTER	26,587		514,665	19.36

MARKETPLACE OF ABSECON, ABSECON
ECKERD DRUG	13,207	08/30/2020	329,310	24.93	(4) 5 YEAR (6 MONTHS)
ACME MARKETS	44,824	04/30/2015	598,264	13.35	(8) 5 YEAR (12 MONTHS)

Total: MARKETPLACE OF ABSECON	58,031		927,574	15.98

BERLIN SHOPPING CENTER, BERLIN
ACME MARKETS	32,040	04/30/2005	320,400	10.00	(2) 5 YEAR (6 MONTHS)
KMART	95,810	11/30/2004	299,000	3.12	(4) 5 YEAR (6 MONTHS)

Total: BERLIN SHOPPING CENTER	127,850		619,400	4.84

LEDGEWOOD MALL, LEDGEWOOD (Enclosed Mall)
CIRCUIT CITY	33,294	01/31/2020	449,469	13.50	(4) 5 YEAR (6 MONTHS)
MARSHALL'S	27,228	01/31/2007	326,736	12.00	(4) 5 YEAR (6 MONTHS)
THE SPORTS AUTHORITY	52,205	05/31/2007	225,000	4.31	(6) 5 YEAR (15 MONTHS)
MACY'S DEPARTMENT STORE [2]	61,900	01/31/2005	553,500	8.94	(4) 5 YEAR (6 MONTHS)
WAL*MART	120,570	03/31/2019	888,601	7.37	(6) 5 YEAR (6 MONTHS)

Total: LEDGEWOOD MALL	295,197		2,443,306	8.28

MANAHAWKIN VILLAGE, MANAHAWKIN
KMART	112,434	01/31/2019	843,255	7.50	(8) 5 YEAR (12 MONTHS)
HOYTS	31,619	11/30/2018	395,238	12.50	(4) 5 YEAR (6 MONTHS)

Total: MANAHAWKIN VILLAGE SHOPPING CENTER	144,053		1,238,493	8.60

New York
SOUNDVIEW MARKETPLACE, PORT WASHINGTON
KING KULLEN	41,400	09/26/2007	414,000	10.00	(3) 5 YEAR (11 MONTHS)
CLEARVIEW CINEMA	25,400	05/31/2010	596,250	23.47	(4) 5 YEAR (12 MONTHS)

Total: SOUNDVIEW MARKETPLACE	66,800		1,010,250	15.12

SMITHTOWN SHOPPING CENTER, SMITHTOWN
DAFFY'S	16,125	05/30/2008	262,031	16.25	(4) 5 YEAR (12 MONTHS)
WALGREENS	9,067	12/31/2021	154,088	16.99	—

Total: SMITHTOWN SHOPPING CENTER	25,192		416,119	16.52

THE BRANCH SHOPPING CENTER, SMITHTOWN
PATHMARK	63,000	11/30/2013	837,240	13.29	(1) 10 YEAR & (1) 5 YEAR

Total: RD BRANCH ASSOCIATES L.P.	63,000		837,240	13.29

NEW LOUDON CENTER, LATHAM
AMES	76,641	02/28/2020	268,244	3.50	(3) 5 YEAR (12 MONTHS)
CLUB PRO	47,805	04/30/2006	236,635	4.95	(1) 5 YEAR (12 MONTHS)
MARSHALLS	26,015	01/31/2004	104,060	4.00	(1) 5 YEAR (12 MONTHS)
PRICE CHOPPER	77,450	05/31/2015	760,577	9.82	(4) 5 YEAR (12 MONTHS)

Total: NEW LOUDEN CENTER	227,911		1,369,516	6.01

PACESETTER PARK SHOPPING CENTER, POMONA
STOP & SHOP (Ahold subsidiary)	52,052	08/31/2020	317,015	6.09	(2) 10 YEAR

Total: PACESETTER PARK SHOPPING CENTER	52,052		317,015	6.09

Total: New York Region	1,086,673		9,693,578	8.92

[1] This is a redevelopment property. The Company has signed a lease with Pathmark (not reflected above as the tenant has not yet taken occupancy) for 48,770 square feet at this center.
[2] The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

Retail Anchor Properties – Consolidated

Mid-Atlantic

Pennsylvania
ABINGTON TOWNE CENTER, ABINGTON
T.J. MAXX	27,000	11/30/2010	256,500	9.50	(2) 5 YEAR (6 MONTHS)
TARGET [1]	157,616	—	—	—	CONDOMINIUM AGREEMENT

Total: ABINGTON TOWNE CENTER	184,616		256,500	9.50

BLACKMAN PLAZA, WILKES-BARRE
KMART	104,956	10/31/2004	204,664	1.95	(9) 5 YEAR (12 MONTHS)

Total: BLACKMAN PLAZA	104,956		204,664	1.95

BRADFORD TOWNE CENTRE, TOWANDA
KMART	94,841	03/31/2019	474,205	5.00	(10) 5 YEAR (6 MONTHS)
PENN TRAFFIC	51,658	09/30/2014	413,264	8.00	(2) 5 YEAR (6 MONTHS)

Total: BRADFORD TOWNE CENTRE	146,499		887,469	6.06

EAST END CENTER, WILKES-BARRE
AMES	83,000	01/31/2007	436,000	5.25	(6) 5 YEAR (6 MONTHS)
PHAR-MOR	43,200	03/31/2003	324,000	7.50	(3) 5 YEAR (6 MONTHS)
PRICE CHOPPER	50,000	04/30/2008	357,500	7.15	(4) 5 YEAR (6 MONTHS)

Total: EAST END CENTER	176,200		1,117,500	6.34

GREENRIDGE PLAZA, SCRANTON
GIANT FOOD STORES	62,090	04/30/2021	279,405	4.50	(6) 5 YEAR (AUTO)
AMES	83,330	01/31/2007	380,000	4.56	(6) 5 YEAR (6 MONTHS)

Total: GREENRIDGE PLAZA	145,420		659,405	4.53

LUZERNE STREET SHOPPING CENTER, SCRANTON
ECKERD DRUGS	14,000	04/30/2004	94,500	6.75	(3) 5 YEAR (6 MONTHS)
PRICE CHOPPER [2]	40,618	04/30/2004	177,650	4.37	(4) 5 YEAR (12 MONTHS)

Total: LUZERNE STREET SHOPPING CENTER	54,618		272,150	4.98

MARK PLAZA, EDWARDSVILLE
KMART	104,956	10/31/2004	204,664	1.95	(10) 5 YEAR (12 MONTHS)
REDNER'S MARKET	52,639	05/31/2018	421,112	8.00	(2) 5 YEAR (6 MONTHS)

Total: MARK PLAZA	157,595		625,776	3.97

PITTSTON PLAZA, PITTSTON
ECKERD DRUGS	8,468	06/30/2006	80,446	9.50	(2) 5 YEAR (6 MONTHS)
REDNER'S MARKETS	59,100	12/31/2018	416,000	7.04	(2) 5 YEAR

Total: PITTSTON PLAZA	67,568		496,446	7.35

PLAZA 422, LEBANON
PLAYTIME INC, (Sub-leased from Giant Food Stores)	40,783	09/23/2004	132,030	3.24	(5) 5 YEAR
AMES	83,330	10/31/2006	130,000	1.56	(3) 5 YEAR (6 MONTHS)

Total: PLAZA 422	124,113		262,030	2.11

ROUTE 6 MALL, HONESDALE
KMART	119,658	04/30/2020	687,951	5.75	(10) 5 YEAR (AUTOMATIC)

Total: ROUTE 6 MALL	119,658		687,951	5.75

VALMONT PLAZA, WEST HAZELTON	—	—	—	—

Total : Mid-Atlantic	1,281,243		5,469,891	4.87

[1] Target owns the portion of the main building (157,616 square feet) that their store is located in.
[2] This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

Retail Anchor Properties – Consolidated

Midwest

Illinois
HOBSON WEST PLAZA, NAPERVILLE
EAGLE FOOD CENTERS	42,037	11/30/2007	170,000	4.04	(5) 5 YEAR (6 MONTHS)

Total: HOBSON WEST PLAZA	42,037		170,000	4.04

Indiana
MERRILLVILLE PLAZA, MERILLVILLE
JC PENNEY	50,000	01/31/2008	450,000	9.00	(2) 5 YEAR (12 MONTHS)
OFFICEMAX	26,157	07/31/2008	202,717	7.75	(4) 5 YEAR (6 MONTHS)
TJ MAXX	25,200	01/31/2004	182,700	7.25	(2) 5 YEAR (6 MONTHS)

Total: MERRILLVILLE PLAZA	101,357		835,417	8.24

Michigan
BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
HOME GOODS	39,646	05/31/2010	307,257	7.75	(3) 5 YEAR
MARSHALLS	28,324	09/30/2011	226,592	8.00	(3) 5 YEAR (6 MONTHS)
TJ MAXX	36,000	03/31/2003	234,000	6.50	(2) 5 YEAR (6 MONTHS)

Total: BLOOMFIELD TOWN SQUARE	103,970		767,849	7.39

Ohio
MAD RIVER STATION - RETAIL, DAYTON
BABIES 'R' US	33,147	02/28/2005	243,630	7.35	(3) 5 YEAR
OFFICE DEPOT	25,038	08/31/2005	287,936	11.50	(1) 5 YEAR (6 MONTH)

Total: MAD RIVER STATION - RETAIL SPACE	58,185		531,566	9.14

Total: Midwest	305,549		2,304,832	7.54

Total: Retail Anchor Properties – Consolidated	3,243,238		$ 21,628,039	$ 7.24

Unconsolidated Retail Properties

New York Region

New York
CROSSROADS SHOPPING CENTER, WHITEPLAINS
K-MART	100,725	01/31/2012	$ 566,250	5.62	(5) 5 YEAR (9 MONTHS)
WALDBAUMS	38,208	12/31/2007	504,000	13.19	(5) 5 YEAR (9 MONTHS)
B. DALTON	12,430	05/28/2012	345,927	27.83	(2) 5 YEAR (18 MONTHS)
MODELL'S	25,000	02/28/2009	193,750	7.75	(2) 5 YEAR (12 MONTHS)

Total: CROSSROADS SHOPPING CENTER	176,363		1,609,927	9.13

Total: New York Region	176,363		1,609,927	9.13

Total: Unconsolidated Retail Properties	176,363		$ 1,609,927	$ 9.13

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Anchor Lease Expirations - Next 3 Years

Center	Anchor	Gross Leased Area		Annualized Base Rent
		Square footage	Percent of all anchors	Amount	Percent of all anchors	Average per Sq. Ft.

2003
East End Centre	Phar-Mor [1]	$43,200	1.45%	$324,000	1.50%	$7.50
Bloomfield Town Square	T.J. Maxx	36,000	1.20%	234,000	1.08%	6.50
Walnut Hill Plaza	Sears	60,700	2.04%	258,000	1.19%	4.25

Total 2003		139,900	4.69%	816,000	3.77%	5.83

2004
New Louden Center	Marshalls	26,015	0.87%	104,060	0.48%	4.00
Merrillville Plaza	T.J. Maxx	25,200	0.84%	182,700	0.84%	7.25
Luzerne Street Shopping Center	Eckerd Drug	14,000	0.47%	94,500	0.44%	6.75
Luzerne Street Shopping Center	Price Chopper [2]	40,618	1.36%	177,650	0.82%	4.37
Plaza 422	Playtime, Inc. [3]	40,783	1.36%	132,030	0.61%	3.24
Blackman Plaza	K-Mart	104,956	3.51%	204,664	0.95%	1.95
Mark Plaza	K-Mart	104,956	3.51%	204,664	0.95%	1.95
Berlin Shopping Center	K-Mart	95,810	3.22%	299,000	1.38%	3.12

Total 2004		452,338	15.14%	1,399,268	6.47%	3.09

2005
Methuen	Demoulas Supermarket	30,460	1.02%	109,656	0.51%	3.60
Ledgewood	Macy's [4]	61,900	2.07%	553,500	2.55%	8.94
Acadia Mad River	Babies 'R' Us	33,147	1.11%	243,631	1.13%	7.35
Berlin	Acme Markets	32,040	1.07%	320,400	1.48%	10.00
Elmwood	Valley National Bank	11,750	0.39%	79,664	0.37%	6.78
Acadia Mad River	Office Depot	25,038	0.84%	287,937	1.33%	11.50

Total 2005		194,335	6.50%	1,594,788	7.37%	8.21

Total - Next 3 Years		$786,573	26.33%	$3,810,056	17.61%	$4.84

1 This tenant is currently operating under Chapter 11 bankruptcy.

2 This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

3 This space is sub-leased from Giant Food Stores.

4 The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Lease Expirations
		Gross Leased Area			Annualized Base Rent
	Number of Leases Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Average per Sq. Ft.

Retail Properties
Anchor Tenant Expirations
2003	3	139,900	4.69%	$816,000	3.77%	$5.83
2004	8	452,338	15.14%	1,399,268	6.47%	3.09
2005	6	194,335	6.50%	1,594,788	7.37%	8.21
2006	3	139,603	4.67%	447,081	2.07%	3.20
2007	6	329,200	11.02%	1,951,736	9.02%	5.93
2008	5	249,935	8.36%	1,567,673	7.25%	6.27
2010	4	96,587	3.23%	1,455,171	6.73%	15.07
2011	2	117,868	3.94%	853,400	3.95%	7.24
2012	1	50,225	1.68%	516,960	2.39%	10.29
2013	2	115,392	3.86%	1,334,964	6.17%	11.57
2014	1	51,658	1.73%	413,264	1.91%	8.00
2015	3	134,567	4.50%	2,188,841	10.12%	16.27
2017	1	64,665	2.16%	730,000	3.38%	11.29
2018	3	143,358	4.80%	1,232,350	5.70%	8.60
2019	3	327,845	10.97%	2,206,061	10.20%	6.73
2020	5	294,852	9.87%	2,051,989	9.49%	6.96
2021	2	71,157	2.38%	433,493	2.00%	6.09
2022	1	14,837	0.50%	435,000	2.01%	29.32

Total Occupied	59	2,988,322	100.00%	$21,628,039	100.00%	$7.24

Anchor GLA Owned by Tenants		254,916
Total Vacant		185,088

Total Square Feet		3,428,326

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Lease Expirations
		Gross Leased Area			Annualized Base Rent
	Number of Leases Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Average per Sq. Ft.

Retail Properties
Shop Tenant Expirations
Month to Month	12	51,071	3.22%	$662,865	3.37%	$12.98
2002	17	47,823	3.02%	587,300	2.99%	12.28
2003	58	158,264	9.98%	2,130,366	10.84%	13.46
2004	57	229,391	14.47%	2,873,140	14.63%	12.53
2005	51	251,119	15.84%	2,808,916	14.30%	11.19
2006	49	168,833	10.65%	2,227,711	11.34%	13.19
2007	38	175,970	11.10%	2,421,501	12.33%	13.76
2008	21	121,132	7.64%	1,375,865	7.00%	11.36
2009	23	116,978	7.38%	1,432,579	7.29%	12.25
2010	15	113,134	7.14%	1,040,012	5.29%	9.19
2011	18	86,539	5.46%	1,156,057	5.88%	13.36
2012	4	7,022	0.44%	149,983	0.76%	21.36
2013	1	3,922	0.25%	98,050	0.50%	25.00
2014	2	26,472	1.67%	167,024	0.85%	6.31
2015	1	9,592	0.61%	189,442	0.96%	19.75
2019	1	14,887	0.94%	236,800	1.21%	15.91
2020	1	3,000	0.19%	87,000	0.46%	29.00

Total Occupied	369	1,585,149	100.00%	$19,644,602	100.00%	$12.42

Total Vacant		394,657

Total Square Feet		1,979,806

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Lease Expirations
		Gross Leased Area			Annualized Base Rent
	Number of Leases Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Average per Sq. Ft.

Retail Properties
Total Retail Expirations
Month to Month	12	51,071	1.12%	$662,856	1.61%	$12.98
2002	17	47,823	1.05%	587,300	1.42%	12.28
2003	61	298,164	6.52%	2,946,366	7.14%	9.88
2004	65	681,729	14.91%	4,272,408	10.35%	6.27
2005	57	445,454	9.74%	4,403,704	10.67%	9.89
2006	52	308,436	6.74%	2,674,792	6.48%	8.67
2007	44	505,170	11.05%	4,373,237	10.60%	8.66
2008	26	371,067	8.11%	2,943,538	7.13%	7.93
2009	23	116,978	2.56%	1,432,579	3.47%	12.25
2010	19	209,721	4.59%	2,495,183	6.05%	11.90
2011	20	204,407	4.47%	2,009,457	4.87%	9.83
2012	5	57,247	1.25%	666,943	1.62%	11.65
2013	3	119,314	2.61%	1,433,014	3.47%	12.01
2014	3	78,130	1.71%	580,288	1.41%	7.43
2015	4	144,159	3.15%	2,378,283	5.76%	16.50
2017	1	64,665	1.41%	730,000	1.77%	11.29
2018	3	143,358	3.13%	1,232,350	2.99%	8.60
2019	4	342,732	7.49%	2,442,861	5.92%	7.13
2020	6	297,852	6.51%	2,138,989	5.18%	7.18
2021	2	71,157	1.56%	433,493	1.03%	6.09
2022	1	14,837	0.32%	435,000	1.05%	29.32

Total Occupied	428	4,573,471	100.00%	$41,272,641	100.00%	$9.03

Anchor GLA Owned by Tenants		254,916
Total Vacant		579,745

Total Square Feet		5,408,132

QUARTERLY SUPPLEMENTAL DISCLOSURE JUNE 30, 2002 Lease Expirations

		Gross Leased Area			Annualized Base Rent
	Number of Leases Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Average per Sq. Ft.

Unconsolidated Property
Month to Month	2	5,377	1.86%	$178,073	3.56%	$33.12
2002	4	5,449	1.88%	181,415	3.62%	33.29
2003	5	20,241	6.99%	648,884	12.95%	32.06
2004	7	30,516	10.54%	836,500	16.70%	27.41
2005	5	16,015	5.53%	466,123	9.31%	29.11
2006	3	7,240	2.50%	218,876	4.37%	30.23
2007	5	52,726	18.21%	978,884	19.54%	18.57
2008	3	10,093	3.49%	267,882	5.35%	26.54
2009	2	26,462	9.14%	247,844	4.95%	9.37
2011	1	2,310	0.80%	72,372	1.44%	31.33
2012	2	113,155	39.06%	912,178	18.21%	8.06

Total Occupied	39	289,584	100.00%	$5,009,031	100.00%	$17.30

Total Vacant		21,368

Total Square Feet		310,952

QUARTERLY SUPPLEMENTAL DISCLOSURE June 30, 2002 Property Demographics

							3-Mile Radius				5-Mile Radius				10-Mile Radius

Port- folio Rank	Property Market Classification	Property	City	State	Trade Area (Miles)	Total GLA
							Total Pop.	# Households ("HH")	Median HH Income	Avg. HH Income	Total Pop.	# HH	Median HH Income	Avg. HH Income	Total Pop.	# HH	Median HH Income	Avg. HH Income	County	MSA

1	Primary	Elmwood Park Shopping Ctr.	Elmwood Park	NJ	3	103,969	252,916	84,197	$44,191	$61,066	604,387	209,582	$49,412	$67,557	—	—	—	—	Bergen	Bergen-Passaic, NJ
2	Primary	Abington Towne Center	Abington	PA	3	216,226	90,807	35,613	$55,130	$74,846	316,914	123,652	$49,479	$67,255	—	—	—	—	Bucks	Philadelphia, PA
3	Primary	Hobson West Plaza	Naperville	IL	3	99,041	95,042	32,948	$82,298	$103,749	219,460	77,196	$77,091	$96,876	—	—	—	—	DuPage	Chicago, IL
4	Primary	Methuen Shopping Ctr.	Methuen	MA	5	130,238	82,654	30,553	$37,421	$52,017	200,868	74,426	$40,606	$55,989	—	—	—	—	Essex	Boston, MA-NH
5	Primary	Crossroads Shopping Ctr.	White Plains	NY	3	310,952	102,957	39,813	$59,646	$86,839	199,222	73,477	$67,992	$102,645	—	—	—	—	Westchester	New York, NY
6	Primary	The Branch Plaza	Smithtown	NY	3	125,640	66,533	22,196	$80,908	$97,724	195,670	63,278	$74,644	$88,242	—	—	—	—	Suffolk	Nassau-Suffolk, NY
7	Primary	Village Commons Shopping Ctr.	Smithtown	NY	3	87,155	66,271	22,034	$82,794	$100,446	183,612	59,340	$76,842	$91,507	—	—	—	—	Suffolk	Nassau-Suffolk, NY
8	Primary	Bloomfield Town Square	Bloomfield Hills	MI	5	223,238	61,631	24,011	$49,857	$83,461	165,071	62,680	$56,286	$89,068	—	—	—	—	Oakland	Detroit, MI
9	Primary	Crescent Plaza	Brockton	MA	3	219,108	98,955	34,754	$39,202	$52,875	164,499	58,369	$43,599	$56,535	—	—	—	—	Plymouth	Boston, MA-NH
10	Primary	239 Greenwich Avenue	Greenwich	CT	5	16,834	66,991	25,410	$70,619	$113,557	140,966	51,265	$65,356	$108,235	—	—	—	—	Fairfield	New Haven-Meriden, CT
11	Primary	Soundview Marketplace	Port Washington	NY	3	181,122	42,480	15,035	$88,897	$123,512	137,254	49,982	$82,830	$115,646	—	—	—	—	Nassau	Nassau-Suffolk, NY
1	Secondary	Town Line Plaza	Rocky Hill	CT	3	206,236	43,708	18,392	$60,038	$75,504	148,879	59,310	$49,080	$68,253	—	—	—	—	Hartford	Hartford, CT
2	Secondary	New Loudon Center	Latham	NY	5	253,111	44,153	17,525	$44,595	$58,526	146,563	59,410	$41,551	$54,174	—	—	—	—	Albany	Albany-Schenectady-Troy, NY
3	Secondary	Pacesetter Park Shopping Ctr.	Pomona	NY	3	95,364	39,938	13,037	$71,075	$92,040	134,683	40,424	$64,652	$84,328	—	—	—	—	Rockland	New York, NY
4	Secondary	Mad River Station	Dayton	OH	5	154,114	58,108	25,182	$50,359	$62,777	133,120	55,823	$50,541	$63,278	—	—	—	—	Montgomery	Dayton-Springfield, OH
5	Secondary	Greenridge Plaza	Scranton	PA	3	198,302	88,733	36,946	$30,723	$38,790	128,607	52,993	$32,446	$41,441	—	—	—	—	Lackawanna	Scranton-Wilkes Barre-Hazelton, PA
6	Secondary	Mark Plaza	Edwardsville	PA	5	214,021	90,532	38,714	$28,086	$38,397	124,503	52,875	$28,794	$39,583	—	—	—	—	Luzerne	Scranton-Wilkes Barre-Hazelton, PA
7	Secondary	Luzerne Street Shopping Ctr.	Scranton	PA	3	57,715	89,062	36,973	$30,970	$39,323	119,331	49,490	$31,439	$39,606	—	—	—	—	Lackawanna	Scranton-Wilkes Barre-Hazelton, PA
8	Secondary	East End Center	Wilkes-Barre	PA	5	308,427	52,381	21,864	$28,656	$39,768	118,978	50,532	$28,517	$39,139	—	—	—	—	Luzerne	Scranton-Wilkes Barre-Hazelton, PA
9	Secondary	Blackman Plaza	Wilkes-Barre	PA	5	121,206	62,458	26,393	$27,479	$37,619	118,011	50,151	$28,229	$38,259	—	—	—	—	Luzerne	Scranton-Wilkes Barre-Hazelton, PA
10	Secondary	Walnut Hill Plaza	Woonsocket	RI	5	297,639	59,068	24,020	$32,605	$44,830	93,988	36,923	$40,811	$54,959	—	—	—	—	Providence	Providence-Fall River, RI
11	Secondary	Ledgewood Mall	Ledgewood	NJ	5	515,121	39,321	14,812	$72,358	$90,603	92,079	33,550	$71,399	$89,911	263,597	94,154	$76,368	$97,665	Morris	Newark, NJ
12	Secondary	Berlin Shopping Ctr.	Berlin	NJ	3	187,178	29,619	10,417	$55,284	$65,695	90,611	32,636	$54,209	$65,720	—	—	—	—	Burlington	Philadelphia, PA, NJ
13	Secondary	Merrillville Plaza	Hobart	IN	5	235,607	21,008	8,295	$56,061	$65,230	84,295	31,487	$48,370	$54,246	209,428	86,555	$29,751	$41,041	Lake	Gary, IN
14	Secondary	The Gateway Shopping Ctr.	So. Burlington	VT	3	15,271	45,990	19,115	$35,139	$54,003	69,036	27,944	$37,547	$55,060	—	—	—	—	Chittenden	Burlington, VT
15	Secondary	Marketplace of Absecon	Absecon	NJ	3	104,297	30,343	10,516	$44,240	$53,982	68,091	23,902	$42,882	$54,526	—	—	—	—	Atlantic	Atlantic City-Cape May, NJ
16	Secondary	Manahawkin Village Shopping Ctr.	Manahawkin	NJ	5	175,228	22,922	7,921	$51,070	$58,910	37,117	13,677	$50,465	$58,933	—	—	—	—	Ocean	Monmouth-Ocean, NJ
1	Tertiary	Pittston Plaza	Pittston	PA	3	79,568	40,765	17,194	$28,200	$37,109	72,123	30,327	$29,150	$38,323	—	—	—	—	Luzerne	Scranton-Wilkes Barre-Hazelton, PA
2	Tertiary	Plaza 422	Lebanon	PA	3	154,791	44,886	18,014	$31,027	$39,952	61,225	24,051	$33,664	$42,971	—	—	—	—	Lebanon	Harrisburg-Lebanon-Carlisle, PA
3	Tertiary	Valmont Plaza	West Hazelton	PA	3	200,164	34,785	14,957	$28,517	$37,736	47,189	19,865	$29,871	$40,148	—	—	—	—	Luzerne	Scranton-Wilkes Barre-Hazelton, PA
4	Tertiary	Route 6 Plaza	Honesdale	PA	5	175,482	8,434	3,520	$33,818	$42,503	12,078	4,944	$35,972	$44,544	—	—	—	—	Wayne	N/A
5	Tertiary	Bradford Towne Centre	Towanda	PA	10	256,719	5,417	2,256	$33,937	$41,666	8,567	3,463	$34,547	$42,463	17,148	6,584	$34,707	$42,850	Bradford	N/A

		Weighted Averages				5,719,084	57,973	22,339	$46,746	$63,867	130,935	49,594	$48,691	$64,136

QUARTERLY SUPPLEMENTAL DISCLOSURE June 30, 2002 Properties Under Redevelopment

The Company's redevelopment program focuses on selecting well-located neighborhood and community shopping centers and creating significant value through retenanting and property redevelopment.

The Company currently has two properties under redevelopment as follows:

Elmwood Park Shopping Center – This center, located in Elmwood Park, New Jersey, is approximately ten miles west of New York City. The redevelopment consists of reanchoring, renovating and expanding the existing 125,000 square foot shopping center by 30,000 square feet. The first phase of the redevelopment is complete. It included the relocation and expansion of a Walgreen's into a 15,000 square foot state-of-the-art drugstore that includes a drive-through pharmacy. Construction is underway on the second phase, which consists of building a new 49,000 Pathmark Supermarket to replace an undersized (28,000 square feet) in-line former Grand Union supermarket. As of June 30, 2002, costs incurred on this project totaled $6.8 million (this excludes $3.8 million in reimbursements). The Company expects remaining redevelopment costs of approximately $5.1 million to complete this project. In conjunction with the supermarket rent commencement, the Operating Partnership is also obligated to issue OP Units of up to $2.8 million to the original owners who contributed the property to the Company in connection with the RDC Transaction in August 1998.

Gateway Shopping Center – The redevelopment of the Gateway Shopping Center, a partially enclosed mall located in South Burlington, Vermont, includes the demolition of 90% of the property and the construction of a new anchor supermarket. Following the bankruptcy of the former anchor Grand Union, the lease was assigned to and assumed by Shaw's supermarket. The Company has executed a new lease with Shaw’s for a new 72,000 square foot store to be constructed. This replaces the 32,000 square foot store formerly occupied by Grand Union. Total costs to date for this project (including the original acquisition of the property in 1999) were $9.4 million. The Company expects remaining redevelopment costs of approximately $8.0 million to complete this project.

QUARTERLY SUPPLEMENTAL DISCLOSURE June 30, 2002 Residential (Multi-family) Properties

				% Occupied	% Occupied
Property	Location	Square Feet	Units	June 30, 2002	March 31, 2002

Mid-Atlantic

North Carolina

Village Apartments	Winston Salem	578,606	600	82%	82%

Mid-West

Missouri

Gate House, Holiday House, Tiger Village,	Columbia	628,891	874	91%	94%
Colony Apartments[2]

Totals		1,207,497	1,474	87%	89%

1 As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions